Exhibit 99.1

GLOBAL PARTNERS LP

Contacts:
Thomas J. Hollister	Edward J. Faneuil
Chief Operating Officer and	Executive Vice President,
Chief Financial Officer	General Counsel and Secretary
Global Partners LP	Global Partners LP
(781) 894-8800	(781) 894-8800

GLOBAL PARTNERS EXPANDS PRESENCE IN PROVIDENCE
WITH ADDITION OF 474,000 BARRELS OF TERMINAL STORAGE CAPACITY

Waltham, Mass., November 12, 2007 - Global Partners LP (NYSE: GLP) today announced that it plans to increase its refined products and biofuels storage capacity in Providence, Rhode Island by 474,000 barrels.  The partnership has entered into agreements with New England Petroleum Terminal, LLC at a deepwater marine terminal located at the Port of Providence.

Global’s Providence terminal is slated to open for business in December 2007 and will provide the partnership with approximately 244,000 barrels of dedicated storage for distillates and biofuels.  In addition, Global is building approximately 230,000 barrels of dedicated storage for residual fuels which are scheduled to be available in the first half of 2008.

“This strategically located terminal enables us to attract new business and more effectively serve existing customers in Rhode Island and southeastern Massachusetts,” said Eric Slifka, president and chief executive officer of Global Partners.  “The assets complement our existing terminal portfolio, open new organic growth opportunities and extend our leadership position in the Northeast.”

About Global Partners LP

Global Partners LP, a publicly traded master limited partnership based in Waltham, Massachusetts, owns, controls and has access to one of the largest terminal networks of refined petroleum products in the Northeast. The partnership is one of the largest wholesale distributors of gasoline, distillates (such as home heating oil, diesel and kerosene) and residual oil to wholesalers, retailers and commercial customers in the region. Global Partners LP, a FORTUNE 500® company, trades on the New York Stock Exchange under the ticker symbol “GLP.” For additional information, please visit www.globalp.com.

Safe Harbor Statement

This news release contains certain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified as any statements that do not relate strictly to historical or current facts and can generally be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. Such statements may discuss business prospects, goals, new developments and future expectations or contain projections of results of operations, financial condition and Global Partners LP’s ability to make distributions to unitholders. These statements are not guarantees of performance. Although Global Partners LP believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond the control of Global Partners LP, which may cause actual results to be materially different from the forward-looking statements contained in this news release. For specific risks and uncertainties that could cause actual results to differ materially from forward-looking statements, please refer to Global Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and subsequent filings the partnership makes with the Securities and Exchange Commission. All forward-looking statements included in this news release and all subsequent written or oral forward-looking statements attributable to Global Partners LP or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made, and Global Partners LP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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